PROPERTY AND EQUIPMENT, NET - Schedule of Property and Equipment (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Furniture, fixtures and equipment	$ 564,334	$ 331,467
Software	120,111	120,111
Biological assets	13,000
Land		800,000
Buildings		508,104
Total	697,445	1,759,682
Less: Accumulated depreciation	(242,223)	(252,355)
Total, Net	$ 455,222	$ 1,507,327